HEI

CATALYST FOR A BETTER HAWAIʻI

2024

Statistical Supplement

Hawaiian Electric Industries, Inc.

Hawaiian Electric Industries, Inc.
2024 Statistical Supplement

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SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31		2024	2023
(dollars in thousands, except per share amounts)
Results of operations
Revenues		$3,219,850	$3,287,503
Net income (loss) for common stock[1]		(1,426,009)	199,238
Basic earnings (loss) per common share		(11.23)	1.82
Diluted earnings (loss) per common share		(11.23)	1.81
Dividends per common share		—	1.08
Net income (loss) for common stock by company
Utilities consolidated		$(1,226,362)	$193,952
HEI and other		(96,161)	(48,076)
Discontinued operations		(103,486)	53,362
		$(1,426,009)	$199,238
Assets[2]
Electric utility		$7,613,604	$7,283,554
Other		1,317,812	393,818
Discontinued operations		—	9,566,449
	8931416	$8,931,416	$17,243,821
Capital structure[2]
Short-term borrowings		$48,623	$—
Long-term debt, net		2,799,558	2,842,429
Preferred stock of subsidiaries		34,293	34,293
Common stock equity		1,479,089	2,344,841
		$4,361,563	$5,221,563
Capital structure ratios[2]
Short-term borrowings		1.1%	—
Long-term debt, net		64.2	54.4
Preferred stock of subsidiaries		0.8	0.7
Common stock equity		33.9	44.9
		100.0%	100.0%
Key financial ratios
Market price to book value per common share[2]		113%	67%
Price earnings ratio[3]		NM	7.8x
Return on average common equity		NM	8.8%
Indicated annual dividend yield[2]		—	7.6%
Dividend payout ratio		—	59%
Full-time employees[2]
HEI (includes Pacific Current)		69	75
Hawaiian Electric and its subsidiaries		2,518	2,564
ASB[4]		—	958
		2,587	3,597

Note: This report should be read in conjunction with HEI’s Form 10-K for each year.
[1] Includes wildfire expenses net of insurance recoveries and approved deferral treatment of $1.4 billion and $5.8 million in 2024 and 2023, respectively.
2 At December 31.
[3] Calculated using December 31 market price per common share divided by diluted earnings per common share.
[4] Beginning December 31, 2024, as a result of the ASB sale transaction, ASB was no longer a subsidiary of HEI.
NM: Not meaningful

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2024	2023	2022
(in thousands, except per share amounts)
Revenues
Electric utility[1]	$3,206,700	$3,269,521	$3,408,587
Other[1]	13,150	17,982	12,330
Total revenues	3,219,850	3,287,503	3,420,917
Expenses
Electric utility (includes $1,875 million of provision, net, for Wildfire tort-related claims recorded in 2024)	4,818,558	2,967,363	3,109,396
Other (includes $35 million of impairment recorded in 2024)	108,052	45,148	31,966
Total expenses	4,926,610	3,012,511	3,141,362
Operating income (loss)
Electric utility	(1,611,858)	302,158	299,191
Other	(94,902)	(27,166)	(19,636)
Total operating income (loss)	(1,706,760)	274,992	279,555
Merger termination fee	—
Retirement defined benefits credit—other than service costs	3,754	4,014	3,688
Interest expense, net	(127,207)	(125,532)	(103,402)
Allowance for borrowed funds used during construction	5,470	5,201	3,416
Allowance for equity funds used during construction	13,786	15,164	10,574
Interest income[1]	19,362	9,105	—
Gain (loss) on sales of equity-method investments	—	(644)	8,123
Income (loss) from continuing operations before income taxes	(1,791,595)	182,300	201,954
Income tax expense (benefit)	(470,962)	34,534	38,915
Net income (loss) from continuing operations	(1,320,633)	147,766	163,039
Preferred stock dividends of subsidiaries	1,890	1,890	1,890
Income (loss) from continuing operations for common stock	(1,322,523)	145,876	161,149
Income (loss) from discontinued operations	(103,486)	53,362	79,989
Net income (loss) for common stock[2]	$(1,426,009)	$199,238	$241,138
Continuing operations - Basic earnings (loss) per common share	$(10.42)	$1.33	$1.47
Discontinued operations - Basic earnings (loss) per common share	(0.81)	0.49	0.73
Basic earnings (loss) per common share	$(11.23)	$1.82	$2.20
Continuing operations - Diluted earnings (loss) per common share	$(10.42)	$1.33	$1.47
Discontinued operations - Diluted earnings (loss) per common share	(0.81)	0.48	0.73
Diluted earnings (loss) per common share	$(11.23)	$1.81	$2.20
Weighted-average number of common shares outstanding	126,927	109,739	109,434
Weighted-average shares assuming dilution	126,927	110,038	109,778

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Beginning in 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income.
[2] Includes wildfire expenses net of insurance recoveries and approved deferral treatment of $1.4 billion and $5.8 million in 2024 and 2023, respectively.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2024	2023	2022
(in thousands)
Net income (loss) for common stock	$(1,426,009)	$199,238	$241,138
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	(11,227)	20,589	(300,860)
Reclassification adjustment for net realized losses included in net income, net of taxes	—	10,954	—
Amortization of unrealized holding losses on held-to-maturity securities, net of taxes	13,012	14,398	3,993
Derivatives qualified as cash flow hedges:
Effective portion of foreign currency hedge net unrealized losses, net of tax benefits	—	—	—
Unrealized interest rate hedging gains (losses), net of taxes	683	(167)	5,457
Reclassification adjustment to net income, net of taxes	(201)	(186)	172
Retirement benefit plans:
Net gains arising during the period, net of taxes	66,355	10,854	188,020
Adjustment for amortization of prior service credit and net losses (gains) recognized during the period in net periodic benefit cost, net of taxes	(1,730)	(1,560)	19,659
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	(63,708)	(8,204)	(199,936)
Other comprehensive income (loss), net of taxes	3,184	46,678	(283,495)
Comprehensive income (loss) attributable to Hawaiian Electric Industries, Inc.	$(1,422,825)	$245,916	$(42,357)

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2024	2023
(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$750,535	$244,091
Restricted cash	492,317	15,028
Accounts receivable and unbilled revenues, net	457,171	546,704
Regulatory assets	53,895	68,453
Other	380,408	331,617
Total current assets	2,134,326	1,205,893
Noncurrent assets:
Property, plant and equipment, net	6,134,318	5,963,084
Operating lease right-of-use assets	66,553	79,686
Regulatory assets	227,424	226,351
Other	368,795	202,358
Total noncurrent assets	6,797,090	6,471,479
Assets of discontinued operations	—	9,566,449
Total assets	$8,931,416	$17,243,821

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts, interest and dividends payable	$230,655	$227,239
Short-term borrowings	48,623	—
Current portion of long-term debt, net	109,171	16,496
Regulatory liabilities	26,568	36,559
Wildfire tort-related claims	478,750	75,000
Other	430,824	403,414
Total current liabilities	1,324,591	758,708
Noncurrent liabilities:
Long-term debt, net	2,690,387	2,825,933
Deferred income taxes	—	402,246
Operating lease liabilities	56,523	69,972
Financing lease liabilities	426,598	331,262
Regulatory liabilities	1,217,515	1,114,131
Defined benefit plans liability	23,213	78,200
Wildfire tort-related claims	1,436,250	—
Other	242,957	247,637
Total noncurrent liabilities	6,093,443	5,069,381
Liabilities of discontinued operations	—	9,036,598
Total liabilities	7,418,034	14,864,687
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293
Shareholders' equity
Common stock	2,264,544	1,707,471
Retained earnings (deficit)	(788,916)	926,720
Accumulated other comprehensive income (loss), net of taxes	3,461	(289,350)
Total shareholders' equity	1,479,089	2,344,841
Total liabilities and shareholders' equity	$8,931,416	$17,243,821

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2021	109,312	$1,685,496	$757,921	$(52,533)	$2,390,884
Net income for common stock	—	—	241,138	—	241,138
Other comprehensive loss, net of tax benefits	—	—	—	(283,495)	(283,495)
Issuance of common stock:
Share-based plans	159	5,831	—	—	5,831
Share-based expense and other, net	—	1,370	—	—	1,370
Common stock dividends ($1.40 per share)	—	—	(153,229)	—	(153,229)
Balance, December 31, 2022	109,471	1,692,697	845,830	(336,028)	2,202,499
Net income for common stock	—	—	199,238	—	199,238
Other comprehensive income, net of taxes	—	—	—	46,678	46,678
Issuance of common stock:
Dividend reinvestment and stock purchase plan	537	6,612	—	—	6,612
Share-based plans	144	6,371	—	—	6,371
Share-based expense and other, net	—	1,791	—	—	1,791
Common stock dividends ($1.08 per share)	—	—	(118,348)	—	(118,348)
Balance, December 31, 2023	110,152	1,707,471	926,720	(289,350)	2,344,841
Net loss for common stock	—	—	(1,426,009)	—	(1,426,009)
Other comprehensive income, net of taxes	—	—	—	3,184	3,184
Issuance of common stock:
Common stock offering	62,162	575,000	—	—	575,000
Share-based plans	152	8,018	—	—	8,018
Common stock offering expenses	—	(18,621)	—	—	(18,621)
Share-based expenses and other, net	—	(7,324)	—	—	(7,324)
Discontinued operations	—	—	(289,627)	289,627	—
Balance, December 31, 2024	172,466	$2,264,544	$(788,916)	$3,461	$1,479,089

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022
(in thousands)
Cash flows from operating activities
Net income (loss)	$(1,424,119)	$201,128	$243,028
Adjustments to reconcile net income (loss) to net cash provided by operating activities-continuing operations
Loss (income) from discontinued operations	103,486	(53,362)	(79,989)
Depreciation of property, plant and equipment	261,701	254,990	244,477
Other amortization	31,832	27,316	25,928
Loss (gains) on sale of equity-method investment	—	644	(8,123)
Deferred income tax expense (benefit)	(486,188)	9,352	(33,157)
Share-based compensation expense	3,591	6,776	7,450
Allowance for equity funds used during construction	(13,786)	(15,164)	(10,574)
Asset impairment	39,642	—	—
Other	(13,790)	(2,989)	(5,323)
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	96,700	(71,643)	(147,327)
Decrease (increase) in fuel oil stock	49,361	43,388	(87,569)
Increase in materials and supplies	(4,177)	(34,887)	(7,960)
Decrease (increase) in regulatory assets	(22,743)	(10,613)	34,600
Increase in regulatory liabilities	48,433	54,470	44,888
Increase in accounts, interest and dividends payable	6,862	34,290	23,083
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	(25,525)	(9,858)	120,738
Change in defined benefit pension and other postretirement benefit plans liability	(9,358)	(8,215)	(4,564)
Increase in wild-fire tort-related claims	1,840,000	75,000	—
Change in other assets and liabilities, net	(53,812)	(57,255)	(25,924)
Net cash provided by operating activities-continuing operations	428,110	443,368	333,682
Net cash provided by operating activities-discontinued operations	59,371	108,103	120,794
Net cash provided by operating activities	487,481	551,471	454,476
Cash flows from investing activities
Capital expenditures	(344,251)	(442,727)	(339,333)
Acquisition of business	—	—	(25,706)
Other, net	10,330	6,558	14,184
Net cash used in investing activities-continuing operations	(333,921)	(436,169)	(350,855)
Net cash provided by (used in) investing activities-discontinued operations	592,239	178,770	(777,827)
Net cash provided by (used in) investing activities	$258,318	$(257,399)	$(1,128,682)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022

(in thousands)
Cash flows from financing activities
Net increase (decrease) in short-term borrowings with original maturities of three months or less	$—	$(137,650)	$83,652
Proceeds from issuance of short-term debt	50,000	65,000	35,000
Repayment of short-term debt	—	(100,000)	—
Proceeds from issuance of long-term debt	5,475	625,000	227,312
Repayment of long-term debt and funds transferred for repayment of long-term debt	(97,698)	(167,080)	(221,910)
Withheld shares for employee taxes on vested share-based compensation	(1,074)	(2,371)	(3,165)
Net proceeds from issuance of common stock	556,612	1,223	—
Common stock dividends	—	(73,957)	(111,229)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(13,867)	(5,133)	(2,041)
Net cash provided by financing activities-continuing operations	497,558	203,142	5,729
Net cash provided by (used in) financing activities-discontinued operations	(342,853)	(7,567)	561,942
Net cash provided by financing activities	154,705	195,575	567,671
Net increase (decrease) in cash, cash equivalents and restricted cash, including cash from discontinued operations	900,504	489,647	(106,535)
Cash, cash equivalents and restricted cash, including cash from discontinued operations, January 1	694,574	204,927	311,462
Cash, cash equivalents and restricted cash, including cash from discontinued operations, December 31	1,595,078	694,574	204,927
Less: Restricted cash	(492,317)	(15,028)	(5,050)
Less: Cash from discontinued operations	(352,226)	(435,455)	(156,149)
Cash and cash equivalents from continuing operations, December 31	$750,535	$244,091	$43,728
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31						2024	2023
(in thousands)

Short-term borrowings[1]						$48,623	$—
Long-term debt[1]
Long-term debt of electric utility subsidiaries, net of unamortized debt issuance costs [2]						1,901,214	1,934,277
HEI 4.58% senior notes, due 2025						50,000	50,000
HEI 4.72% senior notes, due 2028						100,000	100,000
HEI 2.82% senior notes, due 2028						24,000	24,000
HEI 2.48% senior notes, due 2028						30,000	30,000
HEI 6.04% senior notes, due 2028						39,000	39,000
HEI 2.98% senior notes, due 2030						50,000	50,000
HEI 3.15% senior notes, due 2031						51,000	51,000
HEI 2.78% senior notes, due 2031						25,000	25,000
HEI 2.98% senior notes, due 2032						30,000	30,000
HEI 5.43% senior notes, due 2032						75,000	75,000
HEI 6.10% senior notes, due 2033						61,000	61,000
HEI 5.43% senior notes, due 2034						35,000	35,000
HEI 3.74% senior notes, due 2051						20,000	20,000
HEI 3.94% senior notes, due 2052						20,000	20,000
Hamakua Energy 4.02% non-recourse notes, due 2030						39,026	44,855
Mauo SOFR + 1.475% loan, paid in 2024						—	5,384
Mauo 5.07% non-recourse term loan, due 2034 to 2035						20,795	16,962
Ka`ie`ie Waho Company 2.79% non-recourse loan, due 2031						8,517	9,727
Mahipapa 2.14% non-recourse loan, due 2034 to 2036						53,263	53,743
Mahipapa 5.625% non-recourse unsecured loan, due 2027						424	578
HEI revolving credit facility SOFR + 1.80%, due 2026 to 2027						173,000	175,000
Less unamortized debt issuance cost and debt discount						(6,681)	(8,097)
Total long term debt, net						2,799,558	2,842,429

Preferred stock of subsidiaries - not subject to mandatory redemption						34,293	34,293
Shareholders' equity
Common stock						2,264,544	1,707,471
Retained earnings (deficit)						(788,916)	926,720
Accumulated other comprehensive income (loss), net of taxes						3,461	(289,350)
Total shareholders' equity						1,479,089	2,344,841
Total short-term borrowings, long term debt, net, preferred stock and shareholders' equity						$4,361,563	$5,221,563

LONG-TERM DEBT MATURITIES as of December 31, 2024
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
(in thousands)	2025	2026	2027	2028	2029	Thereafter	Total

Long-term debt[1]
Electric utilities[2]	$47,000	$125,000	$266,000	$67,500	$35,000	$1,367,500	$1,908,000
HEI	50,000	15,733	157,267	193,000	—	367,000	783,000
Hamakua Energy	4,733	3,800	5,112	5,111	4,820	15,450	39,026
Mauo	914	1,014	1,124	1,233	1,573	14,938	20,796
Ka`ie`ie Waho Company	1,209	1,209	1,209	1,209	1,209	2,471	8,516
Mahipapa	6,094	6,295	4,763	6,282	7,916	22,337	53,687
Less unamortized debt issuance cost							(13,467)
	$109,950	$153,051	$435,475	$274,335	$50,518	$1,789,696	$2,799,558

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Excludes intercompany borrowings.
[2] See pages 14 to 16 for additional information.

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024		2023	2022	2021	2020
(in thousands)

CAPITAL STRUCTURE[1]
Short-term borrowings, net	$48,623		$—	$87,967	$—	$49,979
Long-term debt, net, including current portion	1,901,214		1,934,277	1,684,816	1,676,402	1,561,302
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	1,156,955		2,409,110	2,344,170	2,261,899	2,141,918
	$3,141,085		$4,377,680	$4,151,246	$3,972,594	$3,787,492
CAPITAL STRUCTURE RATIOS (%) [1]
Short-term borrowings, net	1.6		—	2.1	—	1.3
Long-term debt, net, including current portion	60.5		44.2	40.6	42.2	41.2
Preferred stock	1.1		0.8	0.8	0.9	0.9
Common stock equity	36.8		55.0	56.5	56.9	56.6
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Authorized return on rate base [2]
Hawaiian Electric	7.37		7.37	7.37	7.37	7.37
Hawaii Electric Light	7.52		7.52	7.52	7.52	7.52
Maui Electric	7.43		7.43	7.43	7.43	7.43
Earned rate-making return on simple average rate base [3]
Hawaiian Electric	7.18		7.34	7.32	7.28	6.94
Hawaii Electric Light	6.23		6.77	5.76	5.96	7.09
Maui Electric	4.25		4.57	6.53	6.61	5.82
Authorized return on simple average common equity [2]
Hawaiian Electric	9.50		9.50	9.50	9.50	9.50
Hawaii Electric Light	9.50		9.50	9.50	9.50	9.50
Maui Electric	9.50		9.50	9.50	9.50	9.50
Earned rate-making return on simple average common equity [4]
Hawaiian Electric	9.09		9.28	9.67	9.38	9.01
Hawaii Electric Light	7.48		8.27	6.87	7.02	9.23
Maui Electric	3.54		4.46	8.23	8.22	7.11
Book return on simple average common equity [5]
Hawaiian Electric	NM	[7]	8.96	8.76	8.53	8.20
Hawaii Electric Light	NM	[7]	8.09	6.44	6.51	8.92
Maui Electric	NM	[7]	4.53	7.33	7.41	6.65

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,683	[6]	$2,689	$2,613	$2,510	$2,425
Hawaii Electric Light	581	[6]	579	573	560	540
Maui Electric	647	[6]	603	559	531	514
	$3,911		$3,871	$3,745	$3,601	$3,479
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.2	3.2
Accumulated depreciation as percent of gross plant [1]	35.8		35.7	36.9	36.8	36.4
Weighted-average AFUDC rate	7.3		7.2	7.1	7.1	7.1

[1] At December 31.
[2]	Reflects latest interim or final decision and order as of the end of the respective years.
[3]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[4]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[5]	Based on recorded net income divided by average common equity, simple average method.
[6]	The 12/31/24 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,671, $583 and $659, respectively.
[7]	NM - Not meaningful The Utility's actual and allowed rates of return are not meaningful due to the accrual of estimated wildfire liabilities of approximately $1.92 billion.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022	2021	2020
(in thousands)
Revenues[1]	$3,206,700	$3,269,521	$3,408,587	$2,539,636	$2,265,320
Expenses
Fuel oil	1,078,045	1,211,420	1,265,614	644,349	515,274
Purchased power	703,371	671,769	793,584	670,494	568,749
Other operation and maintenance	609,672	533,557	497,601	475,412	474,192
Wildfire tort-related claims, net	1,875,000	—	—	—	—
Depreciation	251,142	243,705	235,424	229,469	222,733
Taxes, other than income taxes	301,328	306,912	317,173	240,354	215,822
Total expenses	4,818,558	2,967,363	3,109,396	2,260,078	1,996,770
Operating income (loss)	(1,611,858)	302,158	299,191	279,558	268,550
Allowance for equity funds used during construction	13,786	15,164	10,574	9,534	8,768
Retirement defined benefits credit (expense) - other than service costs	4,137	4,303	3,835	3,890	(763)
Interest expense and other charges, net	(82,082)	(86,140)	(76,416)	(72,447)	(67,794)
Allowance for borrowed funds used during construction	5,470	5,201	3,416	3,250	2,992
Interest Income[1]	6,633	6,454	—	—	—
Income (loss) before income taxes	(1,663,914)	247,140	240,600	223,785	211,753
Income taxes (benefit)	(439,547)	51,193	49,676	44,148	40,418
Net income (loss)	(1,224,367)	195,947	190,924	179,637	171,335
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income (loss) attributable to Hawaiian Electric	(1,225,282)	195,032	190,009	178,722	170,420
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income (loss) for common stock[2]	(1,226,362)	193,952	188,929	177,642	169,340
Retained earnings, January 1	1,476,258	1,411,306	1,348,277	1,282,335	1,220,129
Common stock dividends	(26,000)	(129,000)	(125,900)	(111,700)	(107,134)
Retained earnings, December 31	$223,896	$1,476,258	$1,411,306	$1,348,277	$1,282,335

Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1]	In 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income.
[2]	Includes wildfire expenses net of insurance recoveries and approved deferral treatment of $1.4 billion and $1.1 million in 2024 and 2023, respectively.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2024	2023	2022	2021	2020
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment	$9,286,330	$8,947,305	$8,355,294	$7,992,489	$7,749,296
Less accumulated depreciation	(3,326,624)	(3,197,514)	(3,086,499)	(2,940,517)	(2,819,079)
Utility property, plant and equipment, net	5,959,706	5,749,791	5,268,795	5,051,972	4,930,217
Nonutility property, plant and equipment, less accumulated depreciation	2,792	6,942	6,945	6,949	6,953
Total property, plant and equipment, net	5,962,498	5,756,733	5,275,740	5,058,921	4,937,170
Current assets
Cash and cash equivalents	184,148	106,077	39,242	52,169	47,360
Restricted cash	—	2,000	—	3,089	15,966
Customer accounts receivable, net	199,898	244,309	288,338	186,859	147,832
Accrued unbilled revenues, net	178,721	185,644	183,280	129,155	101,036
Other accounts receivable, net	69,637	111,519	13,567	7,267	7,673
Fuel oil stock, at average cost	98,903	148,237	191,530	104,078	58,238
Materials and supplies, at average cost	118,466	114,433	79,568	71,877	67,344
Prepayments and other	151,220	58,491	33,482	46,031	44,083
Regulatory assets	53,895	68,453	52,273	66,664	30,435
Total current assets	1,054,888	1,039,163	881,280	667,189	519,967
Other long-term assets
Operating lease right-of-use assets	59,281	71,877	89,318	101,470	127,654
Regulatory assets	227,424	226,351	190,240	498,879	736,273
Defined benefit pension and other postretirement benefit plans asset	108,819	67,568	36,960	26,055	—
Other	200,694	121,862	123,929	139,111	136,309
Total other long-term assets	596,218	487,658	440,447	765,515	1,000,236
Total assets	$7,613,604	$7,283,554	$6,597,467	$6,491,625	$6,457,373
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$1,156,955	$2,409,110	$2,344,170	$2,261,899	$2,141,918
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,854,214	1,934,277	1,584,854	1,624,427	1,561,302
Total capitalization	3,045,462	4,377,680	3,963,317	3,920,619	3,737,513
Current liabilities
Current portion of operating lease liabilities	15,202	16,617	19,095	49,368	64,730
Current portion of long-term debt, net	47,000	—	99,962	51,975	—
Short-term borrowings from non-affiliate	48,623	—	87,967	—	49,979
Accounts payable	196,980	191,040	202,492	160,007	133,849
Interest and preferred dividends payable	21,536	22,882	17,176	17,325	20,350
Taxes accrued, including revenue taxes	272,001	291,942	289,902	208,280	192,524
Regulatory liabilities	26,568	36,559	31,475	29,760	37,301
Wildfire tort-related claims	478,750	75,000	—	—	—
Other	121,011	96,436	85,596	71,569	74,262
Total current liabilities	1,227,671	730,476	833,665	588,284	572,995
Deferred credits and other liabilities
Operating lease liabilities	49,135	62,098	78,715	65,780	69,494
Finance lease liabilities	425,625	330,978	46,048	—	—
Deferred income taxes	—	399,001	384,430	408,634	397,798
Regulatory liabilities	1,217,515	1,114,131	1,024,175	967,008	922,485
Unamortized tax credits	76,676	84,312	95,300	103,945	111,915
Defined benefit pension and other postretirement benefit plans liability	6,428	60,671	49,748	321,780	530,532
Wildfire tort-related claims	1,436,250	—	—	—	—
Other	128,842	124,207	122,069	115,575	114,641
Total deferred credits and other liabilities	3,340,471	2,175,398	1,800,485	1,982,722	2,146,865
Total capitalization and liabilities	$7,613,604	$7,283,554	$6,597,467	$6,491,625	$6,457,373

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022
(in thousands)
Cash flows from operating activities
Net income (loss)	$(1,224,367)	$195,947	$190,924
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation of property, plant and equipment	251,142	243,705	235,424
Other amortization	31,828	26,490	25,320
Deferred income tax expense (benefit)	(481,624)	1,439	(41,415)
State refundable credit	(11,914)	(11,325)	(10,999)
Bad debt expense	4,720	8,161	6,027
Allowance for equity funds used during construction	(13,786)	(15,164)	(10,574)
Other	(6,311)	460	(139)
Changes in assets and liabilities
Decrease (increase) in accounts receivable	88,376	(65,004)	(91,742)
Decrease (increase) in accrued unbilled revenues	7,561	(3,048)	(54,023)
Decrease (increase) in fuel oil stock	49,334	43,293	(87,452)
Increase in materials and supplies	(4,033)	(34,865)	(7,691)
Decrease (increase) in regulatory assets	(22,743)	(10,613)	34,600
Increase in regulatory liabilities	48,433	54,470	44,888
Increase in accounts payable	9,644	20,454	22,355
Change in prepaid and accrued income taxes, tax credits and revenue taxes	(26,542)	1,878	103,198
Change in defined benefit pension and other postretirement benefit plans asset/liability	(9,218)	(8,186)	(4,828)
Increase in wildfire tort-related claims	1,840,000	75,000	—
Change in other assets and liabilities	(64,767)	(48,725)	(25,943)
Net cash provided by operating activities	465,733	474,367	327,930
Cash flows from investing activities
Capital expenditures	(329,479)	(438,775)	(329,457)
Other	11,848	6,176	5,372
Net cash used in investing activities	(317,631)	(432,599)	(324,085)
Cash flows from financing activities
Common stock dividends	(26,000)	(129,000)	(125,900)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock/capital contribution from parent	270	—	13,101
Proceeds from issuance of long-term debt	—	350,000	60,000
Repayment of long-term debt/funds transferred for repayment of long-term debt	(81,000)	(100,000)	(52,000)
Net increase (decrease) in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	—	(87,967)	87,967
Proceeds from issuance of short-term debt	50,000	—	—
Payments of obligations under finance leases	(4,119)	(3,128)	(670)
Other	(9,187)	(843)	(364)
Net cash provided by (used in) financing activities	(72,031)	27,067	(19,861)
Net increase (decrease) in cash, cash equivalents and restricted cash	76,071	68,835	(16,016)
Cash, cash equivalents and restricted cash, January 1	108,077	39,242	55,258
Cash, cash equivalents and restricted cash, December 31	184,148	108,077	39,242
Less: Restricted cash	—	(2,000)	—
Cash and cash equivalents, December 31	$184,148	$106,077	$39,242

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc.and subsidiaries' Form 10-K for each year. Reclassification of prior year amounts were made to conform to the 2024 presentation.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2024	2023	2022	2021	2020
(dollars in thousands, except par values)

				Shares outstanding
Series		Par value	Company	12/31/2024
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00%	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00%	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00%	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65%	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625%	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625%	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2024	2023	2022	2021	2020
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Refunding series 2015, 3.25%, due 2025	$40,000	$40,000	$40,000	$40,000	$40,000
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	62,000	62,000	62,000
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2019, 3.20%, due 2039	90,000	90,000	90,000	90,000	90,000
Series 2019, 3.50%, due 2049	70,000	70,000	70,000	70,000	70,000
	362,000	362,000	362,000	362,000	362,000

Hawaii Electric Light
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	5,000	5,000
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	8,000	8,000	8,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2019, 3.20%, due 2039	60,000	60,000	60,000	60,000	60,000
Series 2019, 3.50%, due 2049	2,500	2,500	2,500	2,500	2,500
	95,500	95,500	95,500	95,500	95,500

Maui Electric
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	2,000	2,000
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	55,000	55,000	55,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Series 2019, 3.50%, due 2049	7,500	7,500	7,500	7,500	7,500
	84,500	84,500	84,500	84,500	84,500
Total obligations to the State of Hawaii	$542,000	$542,000	$542,000	$542,000	$542,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2024	2023	2022	2021	2020
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric
Series 2013A, 4.45%, paid in 2022	$—	$—	$—	$40,000	$40,000
Series 2012C, 4.55%, paid in 2023	—	—	50,000	50,000	50,000
Series 2012D, 4.72%, due 2029	35,000	35,000	35,000	35,000	35,000
Series 2012E, 5.39%, due 2042	150,000	150,000	150,000	150,000	150,000
Series 2012F, 4.53%, due 2032	40,000	40,000	40,000	40,000	40,000
Series 2013B, 4.84%, due 2027	50,000	50,000	50,000	50,000	50,000
Series 2013C, 5.65%, due 2043	50,000	50,000	50,000	50,000	50,000
Series 2015A, 5.23%, due 2045	50,000	50,000	50,000	50,000	50,000
Series 2016A, 4.54%, due 2046	40,000	40,000	40,000	40,000	40,000
Series 2017A, 4.31%, due 2047	40,000	40,000	40,000	40,000	40,000
Series 2018A, 4.38%, due 2028	52,000	52,000	52,000	52,000	52,000
Series 2018B, 4.53%, due 2033	12,500	12,500	12,500	12,500	12,500
Series 2018C, 4.72%, due 2048	10,500	10,500	10,500	10,500	10,500
Series 2019A, 4.21%, due 2034	30,000	30,000	30,000	30,000	30,000
Series 2020A, 3.31%, due 2030	50,000	50,000	50,000	50,000	50,000
Series 2020B, 3.31%, due 2030	40,000	40,000	40,000	40,000	40,000
Series 2020C, 3.96%, due 2050	20,000	20,000	20,000	20,000	20,000
Series 2020D, 3.28%, due 2040	30,000	30,000	30,000	30,000	—
Series 2020E, 3.51%, due 2050	30,000	30,000	30,000	30,000	—
Series 2022A, 3.70%, due 2032	40,000	40,000	40,000	—	—
Series 2023A, 6.11%, due 2030	40,000	40,000	—	—	—
Series 2023B, 6.25%, due 2033	40,000	40,000	—	—	—
Series 2023C, 6.70%, due 2053	20,000	20,000	—	—	—
	870,000	870,000	820,000	820,000	760,000

Hawaii Electric Light
Series 2013B, 4.45%, paid in 2022	—	—	—	12,000	12,000
Series 2012B, 4.55%, paid in 2023	—	—	20,000	20,000	20,000
Series 2013C, 4.84%, due 2027	30,000	30,000	30,000	30,000	30,000
Series 2015A, 5.23%, due 2045	25,000	25,000	25,000	25,000	25,000
Series 2018A, 4.38%, due 2028	9,000	9,000	9,000	9,000	9,000
Series 2018B, 4.53%, due 2033	3,000	3,000	3,000	3,000	3,000
Series 2018C, 4.72%, due 2048	3,000	3,000	3,000	3,000	3,000
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	10,000
Series 2020A, 3.96%, due 2050	10,000	10,000	10,000	10,000	10,000
Series 2020B, 3.28%, due 2040	15,000	15,000	15,000	15,000	—
Series 2020C, 3.51%, due 2050	15,000	15,000	15,000	15,000	—
Series 2022A, 3.70%, due 2032	10,000	10,000	10,000	—	—
Series 2023A, 6.25%, due 2033	25,000	25,000	—	—	—
	$155,000	$155,000	$150,000	$152,000	$122,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2024	2023	2022	2021	2020
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Maui Electric
Series 2012C, 4.55%, paid in 2023	$—	$—	$30,000	$30,000	$30,000
Series 2013A, 4.84%, due 2027	20,000	20,000	20,000	20,000	20,000
Series 2013B, 5.65%, due 2043	20,000	20,000	20,000	20,000	20,000
Series 2015A, 5.23%, due 2045	5,000	5,000	5,000	5,000	5,000
Series 2017A, 4.31%, due 2047	10,000	10,000	10,000	10,000	10,000
Series 2018A, 4.38%, due 2028	6,500	6,500	6,500	6,500	6,500
Series 2018B, 4.53%, due 2033	2,000	2,000	2,000	2,000	2,000
Series 2018C, 4.72%, due 2048	1,500	1,500	1,500	1,500	1,500
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	10,000
Series 2020A, 3.31%, due 2030	20,000	20,000	20,000	20,000	20,000
Series 2020B, 3.96%, due 2050	20,000	20,000	20,000	20,000	20,000
Series 2020C, 3.51%, due 2050	25,000	25,000	25,000	25,000	—
Series 2020A, 3.70%, due 2032	10,000	10,000	10,000	—	—
Series 2023A, 6.25%, due 2033	25,000	25,000	—	—	—
	175,000	175,000	180,000	170,000	145,000
Total taxable unsecured senior notes	1,200,000	1,200,000	1,150,000	1,142,000	1,027,000
Revolving credit facility SOFR +1.8%, due 2026 and 2027	166,000	200,000	—	—	—
Total other long-term debt - unsecured	1,366,000	1,400,000	1,150,000	1,142,000	1,027,000
Total long-term debt	1,908,000	1,942,000	1,692,000	1,684,000	1,569,000
Less current portion of long-term debt, net	47,000	—	99,962	51,975	—
Less unamortized debt issuance costs	6,786	7,723	7,184	7,598	7,698
Long-term debt, net	$1,854,214	$1,934,277	$1,584,854	$1,624,427	$1,561,302

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022	2021	2020
SERVICE AREA [1]
Service area (square miles)	5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,361	1,366	1,368	1,335
CUSTOMER ACCOUNTS [2]
Residential	417,253	416,072	413,744	414,713	412,484
Commercial	54,571	54,831	55,228	55,201	54,861
Industrial	712	702	696	698	694
	472,536	471,605	469,668	470,612	468,039
CUSTOMER ACCOUNTS BY COMPANY [2]
Hawaiian Electric	310,336	309,631	306,978	308,721	307,378
Hawaii Electric Light	90,522	89,477	88,757	88,103	87,357
Maui Electric	71,678	72,497	73,933	73,788	73,304
Consolidated	472,536	471,605	469,668	470,612	468,039
MEGAWATTHOUR SALES (thousands)[2]
Residential	2,295	2,342	2,415	2,492	2,525
Commercial	2,623	2,611	2,643	2,595	2,477
Industrial	3,301	3,274	3,296	3,174	3,118
	8,219	8,227	8,354	8,261	8,120
MEGAWATTHOUR SALES MIX (%)[2]
Residential	27.9	28.5	28.9	30.2	31.1
Commercial	31.9	31.7	31.6	31.4	30.5
Industrial	40.2	39.8	39.5	38.4	38.4
	100.0	100.0	100.0	100.0	100.0
MEGAWATTHOUR SALES BY COMPANY (thousands)
Hawaiian Electric	6,134	6,138	6,211	6,169	6,183
Hawaii Electric Light	1,047	1,044	1,054	1,044	978
Maui Electric	1,038	1,045	1,089	1,048	959
Consolidated	8,219	8,227	8,354	8,261	8,120
MEGAWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	(0.1)	(1.2)	0.7	(0.2)	(6.1)
Hawaii Electric Light	0.3	(1.0)	0.9	6.3	(7.4)
Maui Electric	(0.7)	(4.2)	3.8	8.5	(17.5)
Consolidated	(0.1)	(1.5)	1.1	1.7	(7.6)
RENEWABLE GENERATION RPS (%) [3]
Hawaiian Electric	31	30	28	33	31
Hawaii Electric Light [4]	59	52	48	60	43
Maui Electric	41	35	36	50	51
Consolidated	36	33	32	38	35

[1] Source: State of Hawaii Data Book 2023 (prior years)
[2]	At December 31. "Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[3]	In July 2022, Governor Ige signed Act 240 (H.B.2089), which amended the RPS calculation from renewable energy as a percentage of sales to a percentage of total generation. The amended RPS calculation that applies to all years after 2021 results in a lower calculated percentage than the amount calculated under the previous methodology.
4	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 32.2 MW of capacity as of December 31, 2024.
n/a: Not available
		(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022	2021	2020
REVENUES (thousands)[1]
Electric sales revenue
Residential	$1,011,289	$1,028,415	$1,069,974	$843,655	$770,135
Commercial	1,023,571	1,039,894	1,085,405	810,658	714,620
Industrial	1,122,152	1,156,909	1,211,242	853,293	754,775
Total electric sales revenues	3,157,012	3,225,218	3,366,621	2,507,606	2,239,530
Other revenues[2]	49,688	44,303	41,966	32,030	25,790
Total revenues	$3,206,700	$3,269,521	$3,408,587	$2,539,636	$2,265,320
Less:
Fuel oil	1,078,045	1,211,420	1,265,614	644,349	515,274
Purchased power	703,371	671,769	793,584	670,494	568,749
Taxes, other than income taxes	301,328	306,912	317,173	240,354	215,822
Net revenues	$1,123,956	$1,079,420	$1,032,216	$984,439	$965,475
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$2,283,148	$2,356,478	$2,452,969	$1,793,372	$1,608,305
Hawaii Electric Light	483,715	464,161	485,590	381,033	334,221
Maui Electric	440,432	448,882	470,355	365,256	323,430
HE AR Inter[3]	5,570	—	—	—	—
Eliminations[2,3]	(6,165)	—	(327)	(25)	(636)
Consolidated	$3,206,700	$3,269,521	$3,408,587	$2,539,636	$2,265,320
AVERAGE REVENUE PER KWH SOLD (cents)[1]
Residential	44.06	43.91	44.30	33.86	30.50
Commercial	39.02	39.82	40.99	31.21	28.83
Industrial	33.99	35.34	36.75	26.88	24.21
Other	41.05	40.79	55.24	34.19	31.01
	38.41	39.21	40.30	30.35	27.58
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	36.62	37.86	39.00	28.72	25.76
Hawaii Electric Light	45.43	43.90	45.51	36.00	33.65
Maui Electric	41.90	42.39	42.67	34.33	33.16
Consolidated	38.41	39.21	40.30	30.35	27.58
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	5,450	5,589	5,761	6,013	6,358
Hawaii Electric Light	5,459	5,480	5,644	5,795	5,441
Maui Electric	5,858	5,981	6,298	6,339	6,064
Consolidated	5,512	5,628	5,821	6,022	6,145
Average monthly electric sales revenue per residential customer	$202	$206	$215	$170	$156

[1]	"Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[2]	In 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income (and associated intercompany eliminations).
[3]	In 2024, HE AR Inter was formed to pursue financing through a secured asset-based (accounts receivable) credit facility. The gain on sale of receivables is eliminated at consolidation.

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022	2021	2020
ENERGY NET GENERATED AND PURCHASED (thousands of MWH)
Net generated
Fuel oil
Conventional oil-fired steam units	3,993	4,057	3,701	3,288	3,429
Dual train combined-cycle unit	714	747	795	749	757
Diesel internal combustion engine	337	362	323	304	318
Simple-cycle combustion turbines	150	115	133	89	53
	5,194	5,281	4,952	4,430	4,557
Biodiesel internal combustion engine	17	17	16	25	28
Hydro	4	5	6	9	5
Solar	37	40	38	37	39
Total net generated[1]	5,252	5,343	5,012	4,501	4,629
Purchased
Non-renewable [2]	1,423	1,518	2,066	2,470	2,541
Renewable [3,4]	1,939	1,741	1,684	1,684	1,355
Battery Storage [5]	187	12	—	—	—
Total purchased[1]	3,549	3,271	3,750	4,154	3,896
Customer-sited solar	1,691	1,586	1,522	1,418	1,326
	10,492	10,200	10,284	10,073	9,851
GENERATION MIX (%)
Fuel oil
Conventional oil-fired steam units	38.1	39.8	36.0	32.6	34.8
Dual train combined-cycle unit	6.8	7.3	7.7	7.4	7.7
Diesel internal combustion engine	3.2	3.5	3.1	3.0	3.2
Simple-cycle combustion turbines	1.4	1.1	1.3	0.9	0.5
	49.5	51.7	48.1	43.9	46.2
Biodiesel internal combustion engine	0.2	0.2	0.2	0.2	0.3
Hydro	—	—	0.1	0.1	0.1
Solar	0.4	0.4	0.4	0.4	0.4
Total generation[1]	50.1	52.3	48.8	44.6	47.0
Purchased
Non-renewable [2]	13.6	14.9	20.1	24.6	25.8
Renewable [3,4]	18.4	17.2	16.3	16.7	13.7
Battery Storage [5]	1.8	0.1	—	—	—
Total purchased[1]	33.8	32.2	36.4	41.3	39.5
Customer-sited solar	16.1	15.5	14.8	14.1	13.5
	100.0	100.0	100.0	100.0	100.0

[1]	The 2021 and 2020 HEI Environmental, Social, Governance reports classified the 2020 and 2019 Honolulu International Airport's small generating resource as independent power producer generation. As of December 31, 2021, the 2022 HEI Environmental, Social, Governance report has reclassified this generating resource as utility-owned generation.
[2]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant has ceased operations.
[3]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
[4]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 32.2 MW of capacity as of December 31, 2024.
[5]	Represents Kapolei Energy Storage, which reached commercial operations in December 2023.
		(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2024	2023	2022	2021	2020
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Conventional oil-fired steam units	993	1,086	1,086	1,086	1,086
Simple-cycle combustion turbines	280	279	279	279	279
Dual train combined-cycle unit	170	170	170	170	170
Diesel internal combustion engine	147	147	146	146	146
Biodiesel internal combustion engine	57	57	57	57	57
	1,647	1,739	1,738	1,738	1,738
Firm purchase power contracts [3]
Non-renewable [4]	268	268	268	448	448
Renewable [5]	98	94	94	92	68
	366	362	362	540	516
	2,013	2,101	2,100	2,278	2,254
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,472	1,564	1,564	1,744	1,744
Hawaii Electric Light	272	268	268	266	242
Maui Electric	269	269	268	268	268
	2,013	2,101	2,100	2,278	2,254
SYSTEM PEAK LOAD BY COMPANY (MW) [6]
Hawaiian Electric	1,050	1,060	1,072	1,072	1,087
Hawaii Electric Light	184	187	188	194	183
Maui Electric	190	200	207	205	201
	1,424	1,447	1,467	1,471	1,471
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	9,374	9,559	8,945	8,048	8,180
Average fuel oil cost per barrel	$115.00	$126.73	$141.49	$80.06	$63.00
Average fuel oil cost per million BTU (cents)	1,868.2	2,060.0	2,310.9	1,305.4	1,028.7
Fuel oil cost per net KWH generated (cents)	20.688	22.869	25.283	14.344	11.144
BTU per net KWH generated by company
Hawaiian Electric	11,079	11,178	10,943	10,962	10,808
Hawaii Electric Light	11,558	11,691	11,680	11,876	11,209
Maui Electric	10,720	10,461	10,501	10,543	10,639
Consolidated	11,074	11,102	10,941	10,988	10,834
OTHER DATA
Losses and system uses (%)	6.4	4.2	4.1	4.3	4.5
Reserve margin (%) [6]	41.4	45.2	43.1	54.8	53.2
Annual load factor (%) [6]	70.6	68.0	68.2	67.2	66.2
Average cost per KWH purchased from IPPs (cents)	19.818	20.536	21.160	16.142	14.597

[1] At December 31.
[2]	Excludes solar (West Loch PV - 20 MW) and hydro (four run-of-river units - 4 MW in the aggregate) due to their as-available nature.
[3]	Non-renewable firm power contracts include: AES Hawaii (AES)-see note 4 below, Kalaeloa Partners, and Hamakua Energy Partners (HEP).
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV) - see note 5 below. Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.
[4]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant ceased operations.
[5]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 32.2 MW of capacity as of December 31, 2024.
[6]	Net; noncoincident and nonintegrated.